UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2013, US Airways Group, Inc. (the “Company”) issued $500,000,000 principal amount of its 6.125% Senior Notes due 2018 (the “Notes”), which are guaranteed (the “Guarantee”) by US Airways, Inc. (the “Guarantor”), in a public offering. The issuance of the Notes and the Guarantee was registered pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-181718), filed with the Securities and Exchange Commission on May 25, 2012. The Notes and Guarantee were issued pursuant to an Indenture, dated as of May 24, 2013 (the “Base Indenture”), between the Company and Wilmington, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of May 24, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor and the Trustee.

The Notes will mature on June 1, 2018. The Notes bear interest at a rate of 6.125% per annum, payable semi-annually on June 1 and December 1 of each year, beginning December 1, 2013. The indebtedness evidenced by the Notes may be accelerated upon the occurrence of events of default under the Indenture, which are customary for securities of this nature. The Company, at its option, may redeem some or all of the Notes at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) a make-whole amount based on the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date using a rate based on comparable U.S. Treasury securities plus 50 basis points, plus in either case accrued and unpaid interest to the redemption date. In the event of a specified change of control (not including the contemplated merger with AMR Corporation), each holder of Notes may require the Company to repurchase its notes in whole or in part at a repurchase price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to (but not including) the repurchase date.

Copies of the Base Indenture and the Supplemental Indenture (which includes the Guarantee) are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The form of the Notes is filed herewith as Exhibits 4.3, and is incorporated by reference herein. The foregoing descriptions of the Base Indenture, the Supplemental Indenture (which includes the Guarantee), and the Notes are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 21, 2013, among US Airways Group, Inc., US Airways, Inc. and Citigroup Global Markets Inc., as representative of the underwriters — filed herewith.

4.1	Indenture, dated as of May 24, 2013, between US Airways Group, Inc. and Wilmington Trust, National Association, as Trustee — filed herewith.

4.2	First Supplemental Indenture, dated as of May 24, 2013, among US Airways Group, Inc., US Airways, Inc. and Wilmington Trust, National Association, as Trustee — filed herewith.

4.3	Form of 6.125% Senior Notes due 2018 (included in Exhibit 4.2 as Exhibit A thereto).

5.1	Opinion of Latham & Watkins LLP — filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.
US AIRWAYS, INC.

By:	/s/ Derek J. Kerr
Name:	Derek J. Kerr
Title:	Executive Vice President and Chief Financial Officer

Date: May 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 21, 2013, among US Airways Group, Inc., US Airways, Inc. and Citigroup Global Markets Inc., as representative of the underwriters — filed herewith.

4.1	Indenture, dated as of May 24, 2013, between US Airways Group, Inc. and Wilmington Trust, National Association, as Trustee — filed herewith.

4.2	First Supplemental Indenture, dated as of May 24, 2013, among US Airways Group, Inc., US Airways, Inc. and Wilmington Trust, National Association, as Trustee — filed herewith.

4.3	Form of 6.125% Senior Notes due 2018 (included in Exhibit 4.2 as Exhibit A thereto).

5.1	Opinion of Latham & Watkins LLP — filed herewith.